UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 02/17/2009

AUTHENTEC, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-33552

DE	59-3521332
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

100 Rialto Place

Suite 100

Melbourne, FL 32901

(Address of principal executive offices, including zip code)

(321) 308-1300

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On February 17, 2009, AuthenTec, Inc. (“AuthenTec” or the “Company”) announced its financial results for the fiscal quarter and full year ended January 2, 2009 and certain other information. A copy of this press release is attached hereto as Exhibit 99.1.

The information in this Form 8-K and the Exhibit attached hereto is being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Use of Non-GAAP Measures

In addition to disclosing financial measures prepared in accordance with Generally Accepted Accounting Principles (GAAP), this press release and the accompanying tables contain non-GAAP financial measures. AuthenTec believes this non-GAAP earnings information provides meaningful insight into the Company’s performance and has chosen to provide this information to investors for a more consistent basis of comparison. For a description of these non-GAAP financial measures and reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures, please see the section of Press Release titled “GAAP to non-GAAP reconciliation.”

Item 9.01	Financial Statements and Exhibits

d) Exhibits:

99.1 Press Release dated February 17, 2009, regarding financial results.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUTHENTEC, INC.

Date:	February 17, 2009	By:	/s/ Frederick R. Jorgenson
Frederick R. Jorgenson
Vice President - General Counsel

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release dated February 17, 2009, regarding financial results.